REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, made as of January 4, 2005, by and between Magic Lantern Group, Inc., a New York corporation (the "Company"), and the person whose name appears on the signature page attached hereto (the "Holder”) issued in the private placement offering.

WHEREAS, each Unit shall consist of: (i) 100,000 shares (the “Shares”) of the Company’s common stock, $.01 par value per share (the “Common Stock”) and (ii) five-year warrants (the “Warrants”) to purchase 50,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.40 per share;

WHEREAS, pursuant to the terms of and in order to induce the Holder to enter into a certain subscription agreement dated the date hereof between the Company and the Holders (the "Subscription Agreement") to purchase the Units, the Company and the Holder have agreed to enter into this Agreement; and

WHEREAS, it is intended by the Company and the Holder that this Agreement shall become effective immediately upon the acquisition by the Holder of the Units;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company hereby agrees as follows:

1.

Mandatory Registration.

(a)

Filing of Form S-3 Registration Statement. Subject to the terms and conditions of this Agreement, the Company shall file with the United States Securities and Exchange Commission (the “SEC”) within thirty (30) days following the date hereof a registration statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities (as defined herein) on Form S-3, in which case the Registration Statement shall be on another appropriate form in accordance herewith) under the Securities Act of 1933, as amended (the “Securities Act”) (the "Registration Statement") for the registration of the resale by the Holder of the of the Shares and the Warrant Shares (referred to as the "Registrable Securities").

(b)

Effectiveness of the Registration Statement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC by no later than one hundred and twenty (120) days after date hereof (the “Effective Date”) and to insure that the Registration Statement remains in effect for the period specified in Section 4(a), subject to the terms and conditions of this Agreement.

(c)

Failure to File or Obtain Effectiveness of Registration Statements.  In the event the Company fails for any reason to file or to obtain the effectiveness of a Registration Statement within the time periods set forth in Sections 1(a) and 1(b), then the Company will make pro rata payments to the Holder, as liquidated damages and not as a penalty, in an amount equal to 2.0% of the aggregate amount invested by the Holder for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed or declared effective.  Such payments shall be in partial compensation to the Holder, and shall not constitute the Holder’s exclusive remedy for such events.  Such payments shall be made to each Investor in cash.

(d)

Failure to Maintain Effectiveness of Registration Statements.  In the event the Company fails to maintain the effectiveness of a Registration Statement (or the underlying prospectus) throughout the period specified in Section 4(a), and the Holder holds any Registrable Securities at any time during the period of such ineffectiveness (an "Ineffective Period"), the Company will make pro rata payments to the Holder, as liquidated damages and not as a penalty, in an amount equal to 2.0% of the aggregate amount invested by the Holder, for those Registrable Securities so held by such Holder, for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”).  Such payments shall be in partial compensation to the Holder, and shall not constitute the Holder’s excl usive remedy for such events.  The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within five (5) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period.  Such payments shall be made to the Holder in cash.

(e)

The parties hereto acknowledge and agree that the sums payable under Sections 1(c) or 1(d) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (c) one of the reasons for the parties reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the  question of actual damages, and (d) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agree ment at arm's length.

2.

Piggyback Registration.  If the Company at any time after the date hereof but before the first anniversary of the date hereof proposes to register any of its securities under the Securities Act of 1933, as amended (the "1933 Act") (other than pursuant to a registration statement in connection with an acquisition or in a manner which would not permit the registration of the Registrable Securities for sale to the public, such as on Form S-8 or on Form S-4 or other comparable form)(“Company Registration”), the Company shall include the Registrable Securities in such registration.  Provided, however, that if, at any time after giving such written notice of the Company's intention to register any of the Holder's Registrable Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reas on not to register or to delay the Company Registration, the Company may give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Registrable Securities issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registrable Securities in a subsequent registration); and in the case of a determination to delay a registration shall thereupon be permitted to delay registering any Registrable Securities for the same period as the delay in respect of securities being registered for the Company's own account.

3.

Cooperation with Company.  The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.  When  requested by the Company, the Holder shall furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.

4.

Registration Procedures.  If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

a.

prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registrable Securities are sold or become capable of being publicly sold without registration under the 1933 Act.

b.

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

c.

furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

d.

use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United states of America as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

e.

use its best efforts to list such securities on the American Stock Exchange, or such other principal securities exchange on which the Common stock  of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

f.

enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering; and

g.

notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

5.

Expenses.  All expenses incurred in any registration of the Holder’s Registrable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holder’s Registrable Securities under federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdiction within the United States; provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registrable Securities sold in the Offering or (c) the fees and expenses of counsel for any Holder.

6.

Indemnification.  In the event any Registrable Securities are included in a registration statement pursuant to this Agreement:

a.

Company Indemnity.  Without limitation of any other indemnity provided to the Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless the Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation" ):  (i) any alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliateofficer ordirector or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises o ut of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof.

b.

Holder Indemnity.  The Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Company , affiliate, officer or director or partner, underwriter  controlling person for any legal or other expenses incurred by them in connection with investigating or defending any loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the offer or sale of Registrable Se curities.

c.

Notice; Right to Defend.  Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

d.

Contribution.  If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a materia l fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, the amount the Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

e.

Survival of Indemnity.  The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

7.

Remedies.

a.

Time is of Essence.  The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible after such Holders have indicated to the Company that they desire their Registrable Securities to be registered.  Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

b.

Remedies Upon Default or Delay.  The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate.  The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide.  Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement

8.

Notices.

a.

All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

b.

If to the Company, at:

Magic Lantern Group, Inc.

1075 North Service Road West, Suite 27

Oakville, Ontario

L6M 2G2

With a copy to:

Kirkpatrick & Lockhart LLP

75 State Street

Boston, MA 02108

or at such other address as it may have furnished in writing to the Holders of Registrable Securities at the time outstanding, or

c.

if to the Holder, to the address of such Holder as it appears in the stock ledger of the Company.

d.

Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

9.

Successors and Assigns.  Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and of the Holder.

10.

Amendment and Waiver.  This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder.  No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

11.

Counterparts.  One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

12.

Governing Law.  This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

13.

Invalidity of Provisions.  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected there.

14.

Headings.  The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the 4th day of January, 2005.

MAGIC LANTERN GROUP, INC.

By:    /s/ Robert A. Goddard

Name:  Robert A. Goddard

Its:  President & CEO

NITE CAPITAL, L.P.

By:   /s/ Keith Goodman

    Manager of the General Partner of Nite Capital, L.P.